Exhibit 32.2

CERTIFICATION

PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C Section 1350)

In connection with the Annual Report of Guardian Technologies International, Inc. (the "Company") on Form 10-K for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gregory E. Hare, Chief Financial Officer of the Company, does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

(1)

The Report fully complies with the reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2007

Signed: /s/ Gregory E. Hare

Name:

Gregory E. Hare

Title:

Chief Financial Officer